                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                ---------------


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                JUNE 17, 1996



         The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
            -------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


                                    33-98734
            New Jersey              33-84492            68-6127681
          -----------------     ----------------    -----------------
          State or other          (Commission         (IRS Employer
          jurisdiction            File Number)          ID Number)
          of incorporation)


     2840 Morris Avenue, Union, New Jersey                      07083
     ----------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                                908-686-2000
                                                         ------------


                                      n/a
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

  Item 5  Other Events
          ------------



  Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the June 17, 1996 Remittance Date.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      THE MONEY STORE INC.
                                      THE MONEY STORE INVESTMENT CORPORATION
                                      THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                      THE MONEY STORE OF NEW YORK INC.




                                      By: \S\ Harry Puglisi
                                          -----------------------------------
                                          Name:  Harry Puglisi
                                          Title: Treasurer


Dated:  June 17, 1996

                            SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE JUNE 12, 1996 DETERMINATION DATE


1  AVAILABLE FUNDS                                           $4,539,897.97


2  (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED
          IN THE PRIOR MONTH                                 92,298,382.68

   (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED
          IN THE PRIOR MONTH                                  6,947,190.10

   (C)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                     93,783,173.78

3  PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
   (A) NUMBER OF ACCOUNTS                                                6
   (B) DOLLARS                                                  718,425.64


4  PRODUCT OF THE UNGUARANTEED PERCENTAGE
     MULTIPLIED BY CURTAILMENTS RECEIVED
     DURING THE DUE PERIOD                                        2,932.61


5  PRODUCT OF THE UNGUARANTEED PERCENTAGE
     MULTIPLIED BY ALL EXCESS AND MONTHLY
     PAYMENTS IN RESPECT OF PRINCIPAL
     RECEIVED DURING THE DUE PERIOD                             199,764.03


6  AGGREGATE AMOUNT OF INTEREST RECEIVED
     NET OF THE AGENT OF THE SBA's FEE,
     PREMIUM PROTECTION FEE, ADDITIONAL FEE
     AND PORTION PAYABLE TO REGISTERED HOLDERS                1,241,453.53


7  (A) AMOUNT OF MONTHLY ADVANCE                                      0.00
   (B) AMOUNT OF COMPENSATING INTEREST                            2,423.66


8  DELINQUENCY AND FORECLOSURE INFORMATION
     (SEE EXHIBIT K)

                                                       SERIES 1996-1
9  PRODUCT OF THE UNGUARANTEED PERCENTAGE
     MULTIPLIED BY REALIZED LOSSES ON A
     LIQUIDATED LOAN                                                                  0.00


10 (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
       (i)   ACCRUED INTEREST                              476,874.90
       (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                     0.00
       (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                  (18,202.39)
       ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                            458,672.51
                                                                                4.93196247
   (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
       (i)   ACCRUED INTEREST                               39,078.00
       (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                     0.00
       (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                   (1,491.67)
       ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                             37,586.33
                                                                                5.36947571
   (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
       (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL           856,643.73
       (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE              0.00
       (iii) SUBSTITUTION ADJUSTMENTS                            0.00
       (iv)  UNGUARANTEED PERCENTAGE OF LOSSES THAT
               WERE LIQUIDATED                                   0.00
       (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR UNCOLLECTIBLE             0.00
       (vi)  RECALCULATED PRINCIPAL ADJUSTMENT               1,743.75
   TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                  858,387.48
                                                                                9.22997290
   (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
       (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL            64,478.55
       (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE              0.00
       (iii) SUBSTITUTION ADJUSTMENTS                            0.00
       (iv)  UNGUARANTEED PERCENTAGE OF LOSSES THAT
               WERE LIQUIDATED                                   0.00
       (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR UNCOLLECTIBLE             0.00
       (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                 131.25
   TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                   64,609.80
                                                                                9.22997143

11 (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED INSTRUMENTS                                                2,613,855.74

   (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b) (i)                                      0.00

                                                       SERIES 1996-1
12 (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                                91,439,995.20
                                                                                983.22575484
   (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                                 6,882,580.30
                                                                                983.22575714
   (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                                     98,322,077.83
                                                                              1,040.03144558

13 (A) EXCESS SPREAD                                                              298,130.23
   (B) EXTRA INTEREST                                                             311,946.30
   (C) SPREAD ACCOUNT BALANCE                                                   2,613,855.74
   (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT                                     3,441,272.72


14 (A) WEIGHTED AVERAGE MATURITY                                                     235.552
   (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                       10.428%


15 (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                   114,091.83
   (B) PREMIUM PROTECTION FEE FOR THE RELATED
         DUE PERIOD                                                               125,134.93
   (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE
         ACCOUNT                                                                    4,689.16


16 AMOUNT OF REIMBURSEMENTS PURSUANT TO:
   (A) SECTION 5.04 (b)                                                                 0.00
   (B) SECTION 5.04 (c)                                                                 0.00
   (C) SECTION 5.04 (d)(ii)                                                         5,910.60
   (D) SECTION 5.04 (e)                                                                 0.00
   (E) SECTION  5.04 (f)                                                          114,753.29


17 (A) CLASS A REMITTANCE RATE                                                        6.200%
   (B) CLASS B REMITTANCE RATE                                                        6.750%

                                                       SERIES 1996-1
18 OTHER INFORMATION AS REQUESTED                                             0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION




By:    \S\ Harry Puglisi
    --------------------------
         HARRY PUGLISI
           TREASURER